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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 11, 1996
                                                          -------------

                        WINDMERE-DURABLE HOLDINGS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      FLORIDA
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


      1-10177                                           59-1028301
- ---------------------                           ---------------------------
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)


  WINDMERE-DURABLE HOLDINGS, INC.
      5980 MIAMI LAKES DRIVE
      MIAMI LAKES, FLORIDA                                  33014
- ------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                  (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 362-2611
                                                        --------------


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ITEM 5. OTHER EVENTS

        The Registrant incorporates herein by reference the information disclosed in Exhibit 99 filed herewith.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit 99. Press release of Windmere-Durable Holdings, Inc. dated July 11, 1996.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WINDMERE-DURABLE HOLDINGS, INC.


Date:  July 25, 1996                   By: /s/ Harry D. Schulman
                                           -----------------------------------
                                            Harry D. Schulman


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